UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-5674

        Date of Report (date of earliest event reported): March 13, 2003


                              ANGELICA CORPORATION
             (Exact name of registrant as specified in its charter)


      Missouri                                                  43-0905260
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

         424 South Woods Mill Road
          Chesterfield, Missouri                                 63017-3406
(Address of principal executive offices)                         (Zip Code)


                                 (314) 854-3800
              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Earnings Press Release, dated March 13, 2003

Item 9.   Regulation FD Disclosure

          On March 13, 2003, Angelica Corporation (the "Registrant") issued a press release announcing its earnings for the fourth quarter and fiscal year ended January 25, 2003. A copy of the press release is attached as Exhibit 99.1, which is incorporated herein by reference.

          This information is furnished pursuant to Item 9 of Form
8-K and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

                                                                * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 13, 2003

                              ANGELICA CORPORATION



                              By:  /s/ T. M. Armstrong
                                 -----------------------------------------------
                                    T. M. Armstrong
                                    Senior Vice President-Finance and
                                    Administration and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------
99.1            Earnings Press Release, dated March 13, 2003

                                                                    Exhibit 99.1

Angelica Reports Improved Fourth Quarter and Fiscal Year 2003 Results

    ST. LOUIS--(BUSINESS WIRE)--March 13, 2003--Angelica Corporation (NYSE:AGL) announced today improved results for the fourth quarter and fiscal year ended January 25, 2003. Full year results of continuing operations before an extraordinary item related to a second quarter debt refinancing, and excluding results of discontinued operations, reflected per share earnings of $1.27 ($1.25 fully diluted) compared with $.19 last year (which included restructuring and other charges). In fiscal 2003, sales and revenues as well as operating earnings improved over the prior year in both of the continuing business segments, Textile Services and Life Uniform.
    Combined sales and revenues of continuing operations in fiscal 2003 were $363,419,000 compared with $350,063,000 in the prior year, an increase of 3.8 percent. Fiscal 2003 income from continuing operations before the extraordinary item rose to $11,006,000 versus $1,629,000 in the prior year. As previously reported, the extraordinary item consisted of a prepayment penalty, paid as part of the complete refinancing of the Company's debt following the sale of the Manufacturing and Marketing segment. Including the extraordinary item, which amounted to an after-tax loss of $.51 per share ($.50 fully diluted), results of continuing operations for fiscal 2003 were earnings of $.76 per share ($.75 fully diluted) compared with $.19 per share in the prior fiscal year (including restructuring and other charges), an increase of 300.0 percent.
    In the fourth quarter of fiscal 2003, combined sales and revenues of continuing operations were $89,003,000 compared with $86,492,000 in the same quarter last year, an increase of 2.9 percent. Fourth quarter income from continuing operations was $1,890,000 versus a net loss of $2,699,000 last year, which included the restructuring and other charges of $4,180,000 pretax taken in that prior period.
    Fourth quarter results of discontinued operations, which reflect differences between current and prior estimates of the loss on sale and discontinuation of the Manufacturing and Marketing segment, were a loss of $360,000 after tax. For all of fiscal 2003, discontinued operations had a loss after tax of $6,662,000 or $.77 per share ($.76 fully diluted).
    Combining continuing and discontinued operations, the Company in total had a net loss of $.01 per share in fiscal 2003 compared with a net loss of $2.64 per share ($2.62 fully diluted) in the prior fiscal year.
    Revenues of the Textile Services segment in fiscal 2003 increased
4.7 percent from $259,078,000 to $271,250,000, as another strong year of gains from net new business (new business installed less lost business) was offset to some extent by the sale of its Denver plant during the year. Operating earnings for the year increased 16.9 percent to $21,904,000 compared with $18,741,000 in the prior year. The better earnings are the result of higher revenues, excellent control of linen expense, improvements in plant productivity and production costs, offset by sharply higher workers' compensation costs, especially in the segment's California operations. A fourth-quarter increase in workers' compensation costs for Textile Services in the amount of $1,650,000 caused the segment's fourth quarter operating earnings of $3,772,000 to be 14.0 percent lower than the $4,385,000 earned in the fourth quarter last year. Fourth quarter revenues of $67,966,000 were 6.0 percent above revenues of $64,113,000 in the prior year quarter.

    Recently, Textile Services completed an exchange of its operations in Philadelphia, Pennsylvania for the plant and operations of a competitor in Vallejo, California. This exchange provides an opportunity for the segment to better utilize resources and to add increased economic value. Construction work on the new plant in Phoenix, Arizona continues on schedule for a mid-year opening of the state-of-the-art facility. Textile Services also plans to open a new plant in the Carolinas before this year end.
    At Life Uniform, sales of $92,169,000 in fiscal 2003 were 1.3 percent higher than sales of $90,985,000 in the prior year. Despite a generally weaker retail market in the fourth quarter and only a 1.9 percent same-store sales gain in that quarter, Life achieved a 3.8 percent same-store gain for the whole of fiscal 2003. Catalogue/e-commerce sales increased 62.9 percent in the year to $5,239,000. Offsetting these sales gains were fewer stores in operation, as Life ended the year with 249 stores compared with 287 at the end of the prior year. Operating results of this segment in fiscal 2003 were earnings of $2,948,000 compared with a loss of $4,951,000 in the prior year including restructuring and other charges taken last year. Operating earnings benefited from better gross margins, closing unprofitable stores, improving profitability in the catalogue/e-commerce business as well as the higher sales levels.
    As a result of the refinancing of the Company's debt following sale of the Manufacturing and Marketing segment, both the amount of debt outstanding and the interest rates were substantially reduced. Interest expense of $2,563,000 in fiscal 2003 compares with $7,390,000 in the prior year, a reduction of 65.3 percent. Cash flow for fiscal 2003 also was very strong, with cash from operating activities of $23,887,000 in fiscal 2003 versus $13,798,000 in the prior year.
    Don W. Hubble, Chairman, President and Chief Executive Officer of Angelica said, "We are pleased that both continuing business segments had nice improvements to operating results in fiscal 2003 despite a number of challenges. Increased workers' compensation costs were a disappointment, but they have our attention. We know this challenge is not unique to Angelica, but we believe we can reduce these costs through better management, and we have implemented comprehensive programs to do so." He went on to say, "We continue to see the current economic recovery as challenging, even though healthcare seems to be less affected than other areas of the economy. In addition, future energy and fuel costs are highly uncertain. However, although quarterly comparisons in fiscal 2004 will be adversely affected by higher workers' compensation costs, at this time we believe we can achieve a per share earnings increase for the whole year in the low double-digit range."

    Angelica Corporation, traded on the New York Stock Exchange under the symbol AGL, provides textile rental and linen management services to healthcare institutions, and operates a national chain of retail healthcare uniform and shoe stores with a fully-integrated catalogue and e-commerce operation.

Results for fourth quarter and fiscal year ended January 25, 2003 compared with same periods ended January 26, 2002 (dollars in thousands, except per share amounts):


                                         Fourth Quarter
                                     -----------------------  Percent
                                     Fiscal 2003 Fiscal 2002 Inc (Dec)
                                     ----------- ----------- ---------
Continuing Operations:
-------------------------------------
Combined sales and revenues:
  Textile Services                      $67,966     $64,113       6.0
  Life Uniform                           21,037      22,379      (6.0)
                                     ----------- -----------
  Total                                 $89,003     $86,492       2.9

Segment operating earnings:
  Textile Services                       $3,772      $4,385     (14.0)
  Life Uniform (a)                          840      (4,990)      n/m
                                     ----------- -----------
  Total                                  $4,612       ($605)      n/m

Interest expense                           $160      $1,551     (89.7)
Corporate expense and other, net         $2,441        $810     201.4
Pretax income                            $2,011     ($2,966)      n/m
Income before extraordinary loss         $1,890     ($2,699)      n/m

Extraordinary loss, net of tax (b)           --          --
Income after extraordinary loss          $1,890     ($2,699)      n/m

Earnings per share before extra-
  ordinary loss:
        - Basic                            $.22       $(.31)      n/m
        - Diluted                          $.21       $(.31)      n/m
Earnings per share after
  extraordinary loss:
        - Basic                            $.22       $(.31)      n/m
        - Diluted                          $.21       $(.31)      n/m


Discontinued Operations:
-------------------------------------
Loss from operations, net of tax             --       $(161)
Estimated loss on disposal, net of
 tax                                         --    $(23,998)
Loss on disposal in excess of
  original estimate, net of tax           $(360)         --
                                     ----------- -----------
Loss from discontinued
  operations, net of tax                  $(360)   $(24,159)

Combined Continuing and
-------------------------------------
Discontinued Operations (after
-------------------------------------
extraordinary loss):
-------------------------------------
Net income (loss)                        $1,530    ($26,858)      n/m
Earnings (loss) per share:
        - Basic                            $.18      ($3.12)      n/m
        - Diluted                          $.17      ($3.10)      n/m


                                                              Percent
                                     Fiscal 2003 Fiscal 2002 Inc (Dec)
                                     ----------- ----------- ---------
Continuing Operations:
-------------------------------------
Combined sales and revenues:
  Textile Services                     $271,250    $259,078       4.7
  Life Uniform                           92,169      90,985       1.3
                                     ----------- -----------
  Total                                $363,419    $350,063       3.8

Segment operating earnings:
  Textile Services                      $21,904     $18,741      16.9
  Life Uniform (a)                        2,948      (4,951)      n/m
                                     ----------- -----------
  Total                                 $24,852     $13,790      80.2

Interest expense                         $2,563      $7,390     (65.3)
Corporate expense and other, net         $7,003      $4,610      51.9
Pretax income                           $15,286      $1,790     754.0
Income before extraordinary loss        $11,006      $1,629     575.6

Extraordinary loss, net of tax (b)      $(4,409)         --
Income after extraordinary loss          $6,597      $1,629     305.0

Earnings per share before extra-
  ordinary loss:
        - Basic                           $1.27        $.19     568.4
        - Diluted                         $1.25        $.19     557.9
Earnings per share after
  extraordinary loss:
        - Basic                            $.76        $.19     300.0
        - Diluted                          $.75        $.19     294.7

Discontinued Operations:
-------------------------------------
Loss from operations, net of tax             --       $(340)
Estimated loss on disposal, net of
 tax                                         --    $(23,998)
Loss on disposal in excess of
  original estimate, net of tax         $(6,662)         --
                                     ----------- -----------
Loss from discontinued
  operations, net of tax                $(6,662)   $(24,338)

Combined Continuing and
-------------------------------------
Discontinued Operations (after
-------------------------------------
extraordinary loss):
-------------------------------------
Net income (loss)                          ($65)   ($22,709)      n/m
Earnings (loss) per share:
        - Basic                           ($.01)     $(2.64)      n/m
        - Diluted                         ($.01)     $(2.62)      n/m

    (a) Reflects restructuring and other charges of $4,180 pretax taken in the fourth quarter of fiscal 2002.

    (b) During the second quarter of fiscal 2003, a prepayment penalty was paid to lenders in connection with the complete refinancing of the Company's debt following the sale of the Manufacturing and Marketing segment. In accordance with FASB
        Statement No. 4, that prepayment penalty was treated as an extraordinary item. Under FASB Statement No. 145, adopted by the Company effective at the beginning of fiscal 2004, the prepayment penalty will not be treated as an extraordinary item, and accordingly, these results will be restated in future presentations to reflect this change in accounting treatment.



Condensed balance sheets as of January 25, 2003 and January 26, 2002
(dollars in thousands):

                                              January 25,  January 26,
                                                 2003         2002
                                             ------------- -----------

Current assets:
   Cash and investments                           $18,166     $18,742
   Receivables, net                                35,316      33,536
   Inventories                                     13,395      14,435
   Linens in service                               32,520      32,196
   Other                                           11,333      19,446
   Net current assets of discontinued segment       2,162      61,774
                                             ------------- -----------
      Total current assets                        112,892     180,129
Property and equipment, net                        78,553      76,685
Other long-term assets                             36,839      32,215
Long-term assets of discontinued segment               --       1,836
                                             ------------- -----------

Total assets                                     $228,284    $290,865
                                             ============= ===========

Current liabilities:
   Current maturities of long-term debt (a)           237     $71,602
   Accounts payable                                21,740      19,208
   Other                                           29,618      40,609
                                             ------------- -----------
     Total current liabilities                     51,595     131,419
Long-term debt (a)                                 20,574         812
Other long-term liabilities                        16,455      17,130
Shareholders' equity                              139,660     141,504
                                             ------------- -----------

Total liabilities and shareholders' equity       $228,284    $290,865
                                             ============= ===========

    (a) On May 30, 2002, the Company refinanced its existing debt with proceeds from the sale of the Manufacturing and Marketing segment and from a new three-year $70,000,000 unsecured credit facility arranged by LaSalle Bank N.A.

    Forward-Looking Statements:

    Any forward-looking statements made in this document reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. These potential risks and uncertainties include, but are not limited to, competitive and general economic conditions, the ability to retain current customers and to add new customers in competitive market environments, competitive pricing in the marketplace, delays in the shipment of orders, availability of labor at appropriate rates, availability and cost of energy and water supplies, the cost of workers' compensation and healthcare benefits, the ability to attract and retain key personnel, actual charges to the restructuring reserve and related asset valuation allowances significantly different from the estimated charges, unusual or unexpected cash needs for operations or capital transactions, the ability to obtain financing in required amounts and at appropriate rates, and other factors which may be identified in the Company's filings with the Securities and Exchange Commission.

    CONTACT: Angelica Corporation, St. Louis
             Don W. Hubble, 314/854-3800
             www.angelica.com